Accounting Policies (Policies)	12 Months Ended
Feb. 24, 2023
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]
Principles of Consolidation
The consolidated financial statements include the accounts of Steelcase Inc. and its subsidiaries. We consolidate entities in which we maintain a controlling interest. All intercompany transactions and balances have been eliminated in consolidation. We also consolidate variable interest entities when appropriate.
Investments in entities where our equity ownership falls between 20% and 50%, or where we otherwise have significant influence, are accounted for under the equity method of accounting. All other investments in unconsolidated affiliates are accounted for under the cost method of accounting. These investments are reported as Investments in unconsolidated affiliates on the Consolidated Balance Sheets, and income from equity method investments and any adjustments to cost method investments are reported in Other income, net in the Consolidated Statements of Income. See Note 12 for additional information.

Fiscal Period, Policy [Policy Text Block]
Fiscal Year
Our fiscal year ends on the last Friday in February, with each fiscal quarter typically including 13 weeks. The fiscal years ended February 24, 2023, February 25, 2022, and February 26, 2021 contained 52 weeks. Reference to a year relates to the fiscal year, ended in February of the year indicated, rather than the calendar year, unless indicated by a month or specific date reference. Additionally, Q1, Q2, Q3 and Q4 reference the first, second, third and fourth quarter, respectively, of the fiscal year indicated. All amounts are in millions, except share and per share data, data presented as a percentage or as otherwise indicated.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the consolidated financial statements and accompanying notes. Although these estimates are based on historical data and management’s knowledge of current events and actions we may undertake in the future, actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents
Cash and cash equivalents include demand bank deposits and highly liquid investment securities with an original maturity of three months or less. Cash equivalents are reported at cost and approximate fair value. Outstanding checks in excess of funds on deposit are classified as Accounts payable on the Consolidated Balance Sheets. Our restricted cash balance as of February 24, 2023 and February 25, 2022 was $6.8 and $6.1, respectively, and consisted primarily of funds held in escrow for potential future workers’ compensation and product liability claims. Our restricted cash balance is classified in Other assets on the Consolidated Balance Sheets.

Receivable [Policy Text Block]
Allowances for Credit Losses
Allowances for credit losses related to accounts receivable and notes receivable are maintained at a level considered by management to be adequate to absorb an estimate of probable future losses existing at the balance sheet date. In estimating probable losses, we review accounts that are past due or in bankruptcy. We consider an accounts receivable or notes receivable balance past due when payment is not received within the stated terms. We review accounts that may have higher credit risk using information available about the debtor, such as financial statements, news reports and published credit ratings. We also use general information regarding industry trends, the economic environment and information gathered through our network of field-based employees. Using an estimate of current fair market value of any applicable collateral and other credit enhancements, such as third party guarantees, we arrive at an estimated loss for specific concerns and estimate an additional amount for the remainder of trade balances based on historical trends and other factors previously referenced. Receivable balances are written off when we determine the balance is uncollectible. Subsequent recoveries, if any, are credited to bad debt expense when received.
Concentration Risk, Credit Risk, Policy [Policy Text Block]
Concentrations of Credit Risk
Our trade receivables are due from independent dealers as well as direct customers. We monitor and manage the credit risk associated with individual dealers and direct customers. Dealers are responsible for assessing and assuming credit risk of their customers and may require their customers to provide deposits, letters of credit or other credit enhancement measures. Some sales contracts are structured such that the customer payment or obligation is direct to us. In those cases, we typically assume the credit risk. Whether from dealers or direct customers, our trade credit exposures are not concentrated with any particular entity or industry.

Inventory, Policy [Policy Text Block]
Inventories
Inventories are stated at the lower of cost or net realizable value. The Americas segment primarily uses the last in, first out (“LIFO”) and the first in, first out ("FIFO") methods to value its inventories. The International segment values inventories primarily using FIFO. See Note 8 for additional information.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, Plant and Equipment
Property, plant and equipment are stated at cost. Major improvements that materially extend the useful lives of the assets are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets. See Note 9 for additional information.
Long-lived assets such as property, plant and equipment are tested for impairment when conditions indicate that the carrying value may not be recoverable. We evaluate several conditions, including, but not limited to, the following: a significant decrease in the market price of an asset or an asset group; a significant adverse change in the extent or manner in which a long-lived asset is being used, including an extended period of idleness; and a current expectation that, more likely than not, a long-lived asset or asset group will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. We review the carrying value of our held and used long-lived assets utilizing estimates of future undiscounted cash flows. If the carrying value of a long-lived asset is considered impaired, an impairment charge is recorded for the amount by which the carrying value of the long-lived asset exceeds its estimated fair value.
When assets are classified as “held for sale,” losses are recorded for the difference between the carrying amount of the property, plant and equipment and the estimated fair value less estimated selling costs. Assets are considered “held for sale” when there is an active program to locate a buyer, and the asset is available for immediate sale in its present condition and is expected to be sold within twelve months.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Other Intangible Assets
Goodwill represents the difference between the purchase price and the related underlying tangible and identifiable intangible net asset fair values resulting from business acquisitions. We evaluate goodwill for impairment annually in Q4, or earlier if conditions indicate there may be potential for impairment, such as significant adverse changes in business climate or operating results, changes in our strategy, significant declines in our stock price or other triggering events. Goodwill is assigned to and the fair value is tested at the reporting unit level. We compare the fair value of each reporting unit to its carrying value. If the fair value of the reporting unit exceeds the carrying value, goodwill is not impaired, and no further testing is required. If the fair value of the reporting unit is less than the carrying value, the difference is recorded as an impairment charge. We estimate the fair value of our reporting units using the income approach, which calculates the fair value of each reporting unit based on the present value of its estimated future cash flows. Cash flow projections are based on management's estimates of revenue growth rates and operating margins, taking into consideration industry and market conditions. The discount rates used are based on the weighted-average cost of capital adjusted for the relevant risk associated with business-specific characteristics and the uncertainty related to the reporting units' ability to execute on the projected cash flows. We corroborate the results determined using the income approach with a market-based approach that uses observable and comparable company information to support the appropriateness of the fair value estimates. The estimation of the fair value of our reporting units represents a Level 3 measurement.
In 2023, we evaluated goodwill and intangible assets using nine reporting units: the Americas, EMEA, Asia Pacific, Designtex, AMQ, Smith System, Orangebox U.K., Viccarbe and HALCON. In 2022, we evaluated goodwill and intangible assets using nine reporting units: the Americas, Red Thread, EMEA, Asia Pacific, Designtex, AMQ, Smith System, Orangebox U.K. and Viccarbe. See Note 11 for additional information.
Other intangible assets subject to amortization consist primarily of dealer relationships, trademarks, know-how/designs and proprietary technology and are amortized over their estimated useful economic lives using the straight-line method. Other intangible assets not subject to amortization are accounted for and evaluated for potential impairment using an income approach based on the cash flows attributable to the related products. See Note 11 for additional information.

Commitments and Contingencies, Policy [Policy Text Block]
Contingencies
Loss contingencies are accrued if the loss is probable and the amount of the loss can be reasonably estimated. Legal costs associated with potential loss contingencies are expensed as incurred. We are involved in litigation from time to time in the ordinary course of our business. Based on known information, we do not believe we are party to any lawsuit or proceeding, individually and in the aggregate, that is likely to have a material adverse impact on the consolidated financial statements.

Self Insurance [Policy Text Block]
Self-Insurance
We are self-insured for certain losses relating to domestic workers’ compensation and product liability claims. We purchase insurance coverage to reduce our exposure to significant levels of uncertainty for these claims. Self-insured losses are accrued based upon estimates of the aggregate liability for uninsured claims incurred as of the balance sheet date using current and historical claims experience and actuarial assumptions. These estimates are subject to uncertainty due to a variety of factors, including extended lag times in the reporting and resolution of claims, and trends or changes in claim settlement patterns, insurance industry practices and legal interpretations. As a result, actual costs could differ significantly from the estimated amounts. Adjustments to estimated reserves are recorded in the period in which the change in estimate occurs.

Standard Product Warranty, Policy [Policy Text Block]
Product Warranties
We offer warranties ranging from three years to lifetime for most products, subject to certain exceptions. These warranties provide for the free repair or replacement of any covered product, part or component that fails during normal use because of a defect in materials or workmanship. The accrued liability for product warranties is based on an estimated amount needed to cover product warranty costs, including product recall and retrofit costs, incurred as of the balance sheet date.
In 2023, we transitioned to an actuarial model for our estimated product warranty liability to capture longer-term changes in workplace trends that have impacted our claims experience. The accrued liability is estimated using actual paid claims over at least ten years, which provide a basis for expected future losses using actuarial assumptions. Historically, we used our claims experience for the trailing twelve-months and a calculated lag factor to estimate the accrued liability. The transition to an actuarial model resulted in a decrease of $0.1 to our estimated warranty reserve in 2023, which was recorded to Cost of sales.
These estimates are subject to uncertainty due to a variety of factors, including changes in claim rates and patterns. As a result, actual costs could differ significantly from the estimated amounts. Adjustments to estimated reserves are recorded in the period in which the change in estimate occurs.

Roll-Forward of Accrued Liability for Product Warranties	Year Ended
	February 24, 2023	February 25, 2022
Balance as of beginning of period	$24.0	$22.5
Adjustment related to addition of initial quality (1)	4.5	—
Accruals related to product warranties, recalls and retrofits	21.8	5.9
Reductions for settlements	(21.5)	(6.7)
Adjustments related to changes in estimates	(0.1)	2.5
Currency translation adjustments	(0.1)	(0.2)
Balance as of end of period	$28.6	$24.0
________________________
(1)Initial quality claims are related to product damage during delivery or installation. As of February 24, 2023, we included claims for initial quality within our product warranty liability which is included in Other current liabilities on the Consolidated Balance Sheet. As of February 25, 2022, our reserve for initial quality was $4.3 and was separately included in Other current liabilities on the Consolidated Balance Sheet.
Our reserve for estimated settlements expected to be paid beyond one year as of February 24, 2023 and February 25, 2022 was $12.0 and $12.8, respectively, and is included in Other long-term liabilities on the Consolidated Balance Shee
Pension and Other Postretirement Plans, Policy [Policy Text Block]
Pension and Other Post-Retirement Benefits
We sponsor a number of domestic and foreign plans to provide pension benefits and medical and life insurance benefits to retired employees. We measure the net over-funded or under-funded positions of our defined benefit pension plans and post-retirement benefit plans as of the end of each fiscal year and display that position as an asset or liability on the Consolidated Balance Sheets. Any unrecognized prior service credit (cost) or actuarial gains (losses) are reported, net of tax, as a component of Accumulated other comprehensive income (loss) in shareholders’ equity. See Note 14 for additional information.

Environmental Costs, Policy [Policy Text Block]
Environmental Matters
Environmental expenditures related to current operations are expensed as incurred. Expenditures related to an existing condition allegedly caused by past operations, and not associated with current or future revenue generation, are typically recognized upon completion of a feasibility study or our commitment to a formal plan of action. Liabilities are recorded on a discounted basis when site-specific plans indicate the amount and timing of cash payments which are fixed and reliably determinable. We have ongoing monitoring and identification processes to assess how known exposures are progressing against the accrued cost estimates, as well as processes to identify other potential exposures.

Environmental Contingencies	Year Ended
	February 24, 2023	February 25, 2022
Current - Accrued expenses - other	$0.8	$1.1
Long-term - Other long-term liabilities	2.5	2.3
Total environmental contingencies (discounted)	$3.3	$3.4
The environmental liabilities were discounted using a rate of 3.5% and 2.5% as of February 24, 2023 and February 25, 2022, respectively. Our undiscounted liabilities were $3.6 as of February 24, 2023 and February 25, 2022. Based on our ongoing evaluation of these matters, we believe we have accrued sufficient reserves to cover the costs of all known environmental assessments and the remediation costs of all known sites.

Asset Retirement Obligation [Policy Text Block]
Asset Retirement Obligations
We record all known asset retirement obligations for which the liability’s fair value can be reasonably estimated. We also have known conditional asset retirement obligations that are not reasonably estimable due to insufficient information about the timing and method of settlement of the obligation. Accordingly, these obligations have not been recorded in the consolidated financial statements. A liability for these obligations will be recorded in the period when sufficient information regarding timing and method of settlement becomes available to make a reasonable estimate of the liability’s fair value. In addition, there may be conditional asset retirement obligations we have not yet discovered, and therefore, these obligations also have not been included in the consolidated financial statements.

Revenue [Policy Text Block]
Revenue Recognition
Our revenue consists substantially of product sales and related service revenue. Product sales are reported net of discounts and are recognized when control, consisting of the rights and obligations associated with the sale, passes to the purchaser. For sales to our dealers, this typically occurs when product is shipped from our manufacturing or distribution facilities. In cases where we sell directly to customers, control is typically transferred upon delivery to the customer and, in some cases, following installation and acceptance by the customer. Service revenue is recognized when the services have been rendered. We account for shipping and handling activities as fulfillment activities even if those activities are performed after the control of the product has been transferred. We expense shipping and handling costs at the time revenue is recognized. Revenue does not include sales tax or any other taxes assessed by a governmental authority that are imposed on and concurrent with a specific sale, such as use, excise, value-added and franchise taxes (collectively referred to as "consumption taxes"). We consider ourselves a pass-through entity for collecting and remitting these consumption taxes.

Cost of Goods and Service [Policy Text Block]
Cost of Sales
Cost of sales includes material, labor, freight and overhead incurred directly related to the procurement, manufacturing and delivery of our products. Included within these categories are such items as employee compensation expense, logistics costs (including shipping and handling costs), facilities expense, depreciation, contract labor costs and warranty expense.

Selling, General and Administrative Expenses, Policy [Policy Text Block]
Operating Expenses
Operating expenses include selling, general and administrative expenses not directly related to the procurement, manufacturing and delivery of our products. Included in these expenses are items such as employee compensation expense, facilities expense, depreciation, research and development expense, royalty expense, information technology services, professional services and travel and entertainment expense.

Research and Development Expense, Policy [Policy Text Block]
Research and Development Expenses
Research and development expenses, which we define as expenses related to the investigative activities we conduct to lead to the development of new products and to improve existing products and procedures, are expensed as incurred and were $44.4 for 2023, $45.4 for 2022 and $48.1 for 2021.

Income Tax, Policy [Policy Text Block]
Income Taxes
Deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to temporary differences between the carrying amounts of existing assets and liabilities recorded in the consolidated financial statements and their respective tax bases. These deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to reverse. The effect of a change in tax rates on deferred income tax assets and liabilities is recognized in the Consolidated Statements of Income in the period that includes the enactment date.
We establish valuation allowances against deferred tax assets when it is more likely than not that all or a portion of the deferred tax assets will not be realized. All evidence, both positive and negative, is identified and considered in making the determination. Future realization of the existing deferred tax asset depends, in part, on the existence of sufficient taxable income of appropriate character within the carryforward period available under tax law applicable in the jurisdiction in which the related deferred tax assets were generated.
We have net operating loss carryforwards available in certain jurisdictions to reduce future taxable income. Future tax benefits associated with net operating loss carryforwards are recognized to the extent that realization of these benefits is considered more likely than not. This determination is based on the expectation that related operations will be sufficiently profitable or various tax, business and other planning strategies will enable us to utilize the net operating loss carryforwards within the carryforward period. In making this determination, we consider all available positive and negative evidence. To the extent that available evidence raises doubt about the realization of a deferred income tax asset, a valuation allowance is established.
We record reserves for uncertain tax positions except to the extent it is more likely than not that the tax position will be sustained on audit, based on the technical merits of the position. Periodic changes in reserves for uncertain tax positions are reflected in the provision for income taxes. See Note 16 for additional information.

Share-based Payment Arrangement [Policy Text Block]
Share-Based Compensation
Our share-based compensation consists of restricted stock units and performance units. Our policy is to expense share-based compensation using the fair-value based method of accounting for all awards granted, modified or settled. Restricted stock units and performance units are credited to shareholders' equity as they are expensed over the related service periods based on the grant date fair value of the shares expected to be issued or achievement of certain performance conditions. See Note 17 for additional information.

Lessee, Leases
Leases
We have operating leases for corporate offices, sales offices, showrooms, manufacturing and distribution facilities, vehicles and equipment. We record a right-of-use asset and corresponding lease liability for operating leases with terms greater than one year. Lease terms utilized in determining right-of-use assets and lease liabilities include the noncancellable portion of the underlying leases along with any reasonably certain lease periods associated with available renewal periods. Our leases do not contain any residual value guarantees or material restrictive covenants. As most of our leases do not provide an implicit discount rate, we use an estimated incremental borrowing rate based on the information available at the lease commencement date in determining the present value of the lease payments. The estimated incremental borrowing rate represents the estimated rate of interest we would have had to pay to borrow (on a collateralized basis) an amount equal to the lease payments for a similar period of time.
We do not separate non-lease components of a contract from the lease components to which they relate for all classes of lease assets except for embedded leases, which were immaterial in 2023. See Note 18 for additional information.

Fair Value of Financial Instruments, Policy [Policy Text Block]
Financial Instruments
The carrying amounts of our financial instruments, consisting of cash and cash equivalents, accounts and notes receivable, accounts and notes payable and certain other liabilities, approximate their fair value due to their relatively short maturities. Our foreign exchange forward contracts, long-term investments and contingent earnout liability are measured at fair value on the Consolidated Balance Sheets. Our total debt is carried at cost and was $481.2 and $482.5 as of February 24, 2023 and February 25, 2022, respectively. The fair value of our total debt is measured using a discounted cash flow analysis based on current market interest rates for similar types of instruments and was approximately $405.9 and $516.7 as of February 24, 2023 and February 25, 2022, respectively. The estimation of the fair value of our total debt is based on Level 2 fair value measurements. See Note 7 and Note 13 for additional information.
We may use derivative financial instruments to manage exposures to movements in interest rates and foreign exchange rates. The use of these financial instruments modifies the exposure of these risks with the intention to reduce our risk of volatility. We do not use derivatives for speculative or trading purposes.
We evaluate contractual obligations to transfer additional cash to the sellers of companies we acquire as either a compensation arrangement or contingent consideration. We evaluate these obligations based on the terms and duration of continuing employment of the sellers post-acquisition, the linkage to the underlying valuation of the acquired company and the obligations taken in the context of other contracts or agreements. Compensation arrangements are recorded in Operating expenses as services are rendered post-acquisition. Contingent consideration obligations are recorded at fair value as of the acquisition dates. At each subsequent reporting date, changes in the fair value of the liabilities are recorded to Operating expenses until the liabilities are settled. See Note 7 and Note 19 for additional information.
Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Currency
For most foreign operations, local currencies are considered the functional currencies. We translate assets and liabilities of our foreign subsidiaries to their U.S. dollar equivalents at exchange rates in effect as of the balance sheet date. Translation adjustments are not included in determining net income but are recorded in Accumulated other comprehensive income (loss) on the Consolidated Balance Sheets unless and until a sale or a substantially complete liquidation of the net investment in the international subsidiary takes place. We translate Consolidated Statements of Income accounts at average exchange rates for the applicable period.
Foreign currency transaction gains and losses, net of derivative impacts, arising primarily from changes in exchange rates on foreign currency denominated intercompany loans and other intercompany transactions and balances between foreign locations, are recorded in Other income, net in the Consolidated Statements of Income.

Derivatives, Policy [Policy Text Block]
Foreign Exchange Forward Contracts
A portion of our revenue and earnings is exposed to changes in foreign exchange rates. We seek to manage our foreign exchange risk largely through operational means, including matching revenues with same currency costs and assets with same currency liabilities. Foreign exchange risk is also partially managed through the use of derivative instruments. Foreign exchange forward contracts serve to reduce the risk of conversion or remeasurement of certain foreign denominated transactions, assets and liabilities. We primarily use derivatives for intercompany transactions (including loans) and certain forecasted currency flows from foreign-denominated transactions. The foreign exchange forward contracts primarily relate to the euro, the Mexican peso, the United
Kingdom ("U.K.") pound sterling, the Canadian dollar, the Australian dollar, the Hong Kong dollar, the Malaysian ringgit and the Chinese renminbi. See Note 7 for additional information.
Assets and liabilities related to foreign exchange forward contracts as of February 24, 2023 and February 25, 2022 are summarized below:

Consolidated Balance Sheets	February 24, 2023	February 25, 2022
Other current assets	$2.3	$1.0
Accrued expenses	(0.3)	(0.3)
Total net fair value of foreign exchange forward contracts (1)	$2.0	$0.7
________________________
(1)The notional amounts of the outstanding foreign exchange forward contracts were $55.1 as of February 24, 2023 and $76.1 as of February 25, 2022.
Net gains recognized from foreign exchange forward contracts in 2023, 2022 and 2021 are summarized below:

Gain Recognized in Consolidated Statements of Income	Year Ended
	February 24, 2023	February 25, 2022	February 26, 2021
Cost of sales	$2.6	$0.6	$0.1
Operating expenses	0.6	0.3	(0.1)
Other income, net	(1.1)	(0.2)	0.8
Total net gain	$2.1	$0.7	$0.8
The net gains or losses recognized from foreign exchange forward instruments in Other income, net are largely offset by related foreign currency gains or losses on our intercompany loans and intercompany accounts payable.